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                                                                   Exhibit 10.41

                 Amendment to the Dime Bancorp, Inc.
          1997 Stock Incentive Plan for Outside Directors

                       Effective June 27, 1997

      1. The second textual sentence of Section 8(c) of the Plan is amended to read as follows:

"Notwithstanding the foregoing, each Non-Qualified Option shall become one hundred percent (100%) exercisable (A) in the event the Optionee terminates his or her status as an Outside Director by reason of (i) termination of service as an Outside Director upon or after the later of (1) the attainment of age sixty-five (65) or (2) the rendering of service as an Outside Director for at least five (5) full years (including, for this purpose, service rendered as an Outside Director prior to the Effective Date of the Plan, and service rendered as a member of the Board of Directors of Anchor Bancorp, Inc. or any of its subsidiaries, provided such member was not an employee of Anchor Bancorp, Inc. or any of its subsidiaries during such service period (herein, an "Anchor Outside Director"), (ii) death, or (iii) disability, or (B) upon the occurrence of (I) with respect to the initial and annual grants made prior to June 27, 1997, (x) a Terminating Event (as defined in Section 13(a)), (y) the dissemination of a proxy statement soliciting proxies from stockholders of the Company, by someone other than the Company, seeking stockholder approval of a Terminating Event of the type described in clause (i) of Section 13(a), or (z) the publication or dissemination of an announcement of action intended to result in a Terminating Event of the type described in clause (ii) or (iii) of Section 13(a), provided the Optionee is in service as an Outside Director at the time of the occurrence of such event or (II) with respect to initial or annual grants made on or after June 27, 1997, a Change in Control (as defined in Section 13(b)), provided the Optionee is in service as an Outside Director at the time of the occurrence of the Change in Control."

      2. The first, second and third textual sentences of Section 8(f) of the Plan are amended to read as follows:

"Except as provided below, if an Optionee's status as an Outside Director is terminated for any reason other than (i) termination of service as an Outside Director upon or after the later of (A) the attainment of age sixty-five (65) or
(B) the rendering of service as an Outside Director for at least five (5) full years (including, for this purpose, service as an Anchor Non-Employee Director),
(ii) death, (iii) disability, (iv) for cause, or (v) in connection with the occurrence of (I) with respect to the initial and annual grants made prior to June 27, 1997, a Terminating Event (as defined in Section 13 (a)) or (II) with respect to initial or annual grants made on or after June 27, 1997, a Change in Control (as
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defined in Section 13(b)), the Non-Qualified Options that had been granted to such Optionee may be exercised only within twelve (12) months after such termination of his or her status as an Outside Director, but only to the extent the Non-Qualified Options were exercisable on the date of his or her termination, and in no event may such options be exercisable following the end of the applicable option term. Except as provided below, if an Optionee's status as an Outside Director is terminated by reason of (i) termination of service as an Outside Director upon or after the later of (A) the attainment of age sixty-five (65) or (B) the rendering of service as an Outside Director for at least five (5) full years (including, for this purpose, service rendered as an Outside Director prior to the Effective Date of the Plan, and service rendered as Anchor Outside Director), (ii) death, or (iii) disability, the Non-Qualified Options that had been granted to such Optionee may be exercised only within thirty-six (36) months after such termination of his or her status as an Outside Director, but in no event may such options be exercisable following the end of the applicable option term. Notwithstanding the foregoing, if an Optionee's status as an Outside Director is terminated at any time within the two (2) - year period immediately following (I) with respect to the initial and annual grants made prior to June 27, 1997, the occurrence of a Terminating Event (as defined in Section 13(a)) that occurred while the Optionee was an Outside Director or (II) with respect to initial or annual grants made on or after June 27, 1997, the occurrence of a Change in Control (as defined in Section 13(b)) that occurred while the Optionee was an Outside Director, the vested Non-Qualified Options that had been granted to such Optionee may be exercised at any time during the remainder of the applicable option term."

      3. The third and fourth textual sentences of Section 9(c) of the Plan are amended to read as follows:

"Notwithstanding the foregoing, the restrictions applicable to shares of Restricted Stock purchased shall immediately lapse upon the earlier of (A) the holder's (i) death, (ii) disability, or (iii) termination of service as an Outside Director upon or after the later of (1) the attainment of age sixty-five
(65) or (2) the rendering of service as an Outside Director for at least five
(5) full years (including, for this purpose, service rendered as an Outside Director prior to the Effective Date of the Plan, and service rendered as an Anchor Outside Director), or (B) upon the occurrence of (I) with respect to the initial and annual grants made prior to June 27, 1997, (x) a Terminating Event (as defined in Section 13(a)), (y) the dissemination of a proxy statement soliciting proxies from stockholders of the Company, by someone other than the Company, seeking stockholder approval of a Terminating Event of the type described in clause (i) of Section 13(a), or (z) the publication or dissemination of an announcement of action intended to result in a Terminating Event of the type described in clause (ii) or (iii) of Section 13(a), provided the holder is in service as an Outside Director at the time of the occurrence of such event or (II) with respect to initial and annual grants made on or after June 27, 1997, a Change in Control (as defined in Section 13(b)), provided the holder is in service as an Outside Director at the time of the occurrence of the Change in Control. In addition, if any of the


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events, described in the otherwise applicable clause (I) or (II) above, occurs while an Outside Director holds rights to purchase Restricted Stock, then, upon the exercise of such rights and the purchase of shares of Restricted Stock, the restrictions applicable to such shares shall immediately lapse."

      4. Section 13 of the Plan is amended to designate the language currently therein as subsection (a) and to redesignate clauses (a), (b) and (c) thereof as clauses (i), (ii) and (iii), respectively, to change the heading thereof to read as "Terminating Event and Change in Control," and to add a new subsection (b) to read as follows:

      "(b) As used in this Plan, a "Change in Control" shall be: (a) the merger, consolidation or reorganization of the Company or The Dime Savings Bank of New York, FSB (the "Bank") with any other entity (or the issuance by the Company or the Bank of its voting securities as consideration in a merger, consolidation or reorganization of a subsidiary of the Bank or the Company with any other entity) whether or not such merger, consolidation or reorganization shall have been affirmatively recommended to the Company's stockholders or the Bank's stockholders by action of the Board or the Bank's Board of Directors, respectively, other than such a merger, consolidation or reorganization which would result in the voting securities of the Company or the Bank (as the case may be) outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the other entity) at least 65% of the combined voting power of the voting securities of the Company or the Bank (as the case may be) or such other entity outstanding immediately after such merger, consolidation or reorganization; (b) the approval by the stockholders of the Company or the Bank of a plan of complete liquidation of the Company or the Bank, respectively, or of an agreement for the sale or disposition by the Company or the Bank of all or substantially all of the Company's assets or the Bank's assets; (c) the acquisition of more than 35% of the voting power of the Company or the Bank by any person or entity, or any persons or entities acting as a group for purposes of Section 13(d) of the Act;
(d) the occurrence of any circumstance having the effect that directors nominated by the Governance and Nominating Committee of the Company's or the Bank's Board of Directors cease to constitute a majority of the authorized number of directors of the Company or the Bank, respectively; (e) the conversion or exchange of the Common Stock into securities other than the Common Stock unless provisions have been made for the awards made under the Plan, and then outstanding, to be continued in effect under the Plan following such conversion or exchange on substantially similar terms and conditions; (f) the dissemination of a proxy statement soliciting proxies from Company stockholders by someone other than the Company seeking stockholder approval of an event described in (a) above; or (g) the publication or dissemination of an announcement of action intended to result in an event described in (c) or (d) above."

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